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                                     EXHIBIT 23.2
Consent of Rosenman & Colin LLP


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                                     EXHIBIT 23.2

Consent of Rosenman & Colin LLP

We hereby consent to the reference to us in the Prospectus constituting part of this Post-Effective
Amendment No. 3 to the Registration Statements on Forms
S-1 (33-83011, 333-83015 and 333-83017) under the
headings "Federal Income Tax Consequences,"
"Legal Matters" and "Experts."

                          /s/ Rosenman & Colin LLP
                          Rosenman & Colin LLP

New York, New York
March 15, 2001